Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(5,683,372)
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,475,990
Dividend Income	266,248
Interest Income	511,023
Total Income (Loss)	$(430,111)

Expenses
Management Fees	$118,423
Professional Fees	42,274
Brokerage Commissions	11,734
Directors' Fees and insurance	4,547
Total Expenses	$176,978
Net Income (Loss)	$(607,089)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/24	$177,379,855
Net Income (Loss)	(607,089)

Net Asset Value End of Month	$176,772,766
Net Asset Value Per Share (2,900,000 Shares)	$60.96

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(4,861,762)
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,796,600
Dividend Income	212,455
Interest Income	534,318
ETF Transaction Fees	2,100
Total Income (Loss)	$683,711

Expenses
Management Fees	$92,663
Professional Fees	87,559
Brokerage Commissions	3,379
Directors' Fees and insurance	3,713
Total Expenses	$187,314
Net Income (Loss)	$496,397

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/24	$175,308,186
Additions (50,000 Shares)	1,341,630
Withdrawals ((500,000) Shares)	(12,856,574)
Net Income (Loss)	496,397

Net Asset Value End of Month	$164,289,639
Net Asset Value Per Share (6,250,000 Shares)	$26.29

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(10,545,134)
Unrealized Gain (Loss) on Market Value of Commodity Futures	9,272,590
Dividend Income	478,703
Interest Income	1,045,341
ETF Transaction Fees	2,100
Total Income (Loss)	$253,600

Expenses
Management Fees	$211,086
Professional Fees	129,833
Brokerage Commissions	15,113
Directors' Fees and insurance	8,260
Total Expenses	$364,292
Net Income (Loss)	$(110,692)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 8/1/24	$352,688,041
Additions (50,000 Shares)	1,341,630
Withdrawals (500,000 Shares)	(12,856,574)
Net Income (Loss)	(110,692)

Net Asset Value End of Month	$341,062,405

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596